                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                    FORM 8-K
                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934



                Date of Report (Date of earliest event reported):
                                NOVEMBER 20, 2002



                                TECO ENERGY, INC.
             (Exact name of registrant as specified in its charter)


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
           FLORIDA                      1-8180                    59-2052286
(State or other jurisdiction       (Commission File              (IRS Employer
      of incorporation)                 Number)               Identification No.)
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                 702 NORTH FRANKLIN STREET, TAMPA FLORIDA 33602
              (Address of principal executive offices and zip code)


                                 (813) 228-4111
              (Registrant's telephone number, including area code)
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ITEM 5. OTHER EVENTS.

      On November 20, 2002, TECO Energy, Inc. (the "Company") sold $380,000,000 aggregate principal amount of 10.50% Notes Due 2007 (the "Notes") to Credit Suisse First Boston Corporation ("CSFB") pursuant to a Purchase Agreement dated as of November 15, 2002. A copy of the Purchase Agreement is filed herewith as
Exhibit 1.1. The Company issued the Notes pursuant to an Eighth Supplemental Indenture dated as of November 20, 2002 between the Company and The Bank of New York, as trustee, supplementing the Indenture dated as of August 17, 1998 between them. A copy of the Eighth Supplemental Indenture is filed herewith as
Exhibit 4.1 and a copy of the Notes is filed herewith as Exhibit 4.2. CSFB will resell the Notes in private transactions in conformance with Rule 144A under Securities Act of 1933, as amended (the "Securities Act"). The Notes have not been registered under the Securities Act and may not be offered or sold in the United States absent registration or an applicable exemption from the registration requirements of the Securities Act. Proceeds from the issuance of the Notes were used to retire $200,000,000 aggregate principal amount of the Company's 7.00% Remarketable or Redeemable Securities Due 2015 and to pay down short-term debt previously drawn against its credit facility and for general corporate purposes. Pending such uses, the Company will invest remaining proceeds in short-term money market instruments.

      On November 15, 2002, the Company entered into a Registration Rights Agreement with CSFB, pursuant to which the Company agreed to (i) file with the Securities and Exchange Commission on or prior to January 17, 2003 a registration statement on an appropriate form under the Securities Act (the "Exchange Offer Registration Statement") relating to a registered exchange offer for the Notes under the Securities Act and (ii) use its reasonable efforts to cause the Exchange Offer Registration Statement to be declared effective under the Securities Act as soon as practicable and in any event by March 18, 2003. A copy of the Registration Rights Agreement is filed herewith as Exhibit 10.1.


ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL STATEMENTS AND EXHIBITS.

      (c)   Exhibits.

            1.1 Purchase Agreement dated as of November 15, 2002 between TECO Energy, Inc. and Credit Suisse First Boston Corporation. Filed herewith.

            4.1 Eighth Supplemental Indenture dated as of November 20, 2002 between TECO Energy, Inc. and The Bank of New York, as trustee, supplementing the Indenture dated as of August 17, 1998. Filed herewith.

            4.2   10.50% Notes Due 2007. Filed herewith.

            10.1 Registration Rights Agreement dated as of November 15, 2002 between TECO Energy, Inc. and Credit Suisse First Boston Corporation. Filed herewith.
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                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


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
Date: November 20, 2002                   TECO ENERGY, INC.


                                    By:   /s/Gordon L. Gillette
                                          ---------------------
                                          Gordon L. Gillette
                                          Sr. Vice President --
                                            Finance and Chief Financial Officer
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                                  EXHIBIT INDEX

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
EXHIBIT NO.       DESCRIPTION
-----------       -----------
1.1               Purchase Agreement dated as of November 15, 2002 between TECO
                  Energy, Inc. and Credit Suisse First Boston Corporation. Filed herewith.

4.1 Eighth Supplemental Indenture dated as of November 20, 2002 between TECO Energy, Inc. and The Bank of New York, as trustee, supplementing the Indenture dated as of August 17, 1998. Filed herewith.

4.2               10.50% Notes Due 2007. Filed herewith.

10.1 Registration Rights Agreement dated as of November 15, 2002 between TECO Energy, Inc. and Credit Suisse First Boston Corporation. Filed herewith.
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